UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date  of  Report  (Date  of  Earliest  Event  Reported):  September  2,  2003


                                  ELINEAR, INC.
                                 --------------
     (Exact  name  of  registrant  as  specified  in  its  charter)



                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)



              0-27418                                     76-0478045
              -------                                     ----------
     (Commission  File  Number)                       (I.R.S.  Employer
                                                     Identification  No.)



                7240 Brittmoore, Suite 118, Houston, Texas 77041
             ------------------------------------------------------
          (Address of principal executive offices, including zip code)



                                 (713) 896-0500
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     On September 2, 2003, the Board of Directors of eLinear, Inc. (the "Company") received and accepted the resignation of Gerald R. Hendricks & Company, P.C. ("Hendricks") dated August 29, 2003 as the Company's independent public accountants. The Company is searching for a replacement accounting firm and expects to announce such replacement in the near future.

     Hendricks's report on the Company's consolidated financial statements for the fiscal year ended December 31, 2002, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. Hendricks did not issue a report on the Company's consolidated financial statements for the fiscal year ended December 31, 2001, as a prior independent public accountant issued such report.

     During the year ended December 31, 2002 and through the date hereof, there were no disagreements with Hendricks on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Hendricks's satisfaction, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the Company's consolidated financial statements for such year; and there were no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-B.

     The Company has provided Hendricks with a copy of the foregoing disclosures, and has attached by way of amendment to this report a copy of Hendricks' letter stating its agreement with such statements.


ITEM 7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

        (a)  Financial Statements of Business Acquired.
             Inapplicable.

        (b)  Pro Forma Financial Information.
             Inapplicable.

        (c)  Exhibits

     Exhibit Number     Exhibit Description
     --------------     -------------------

     16.1 Letter from Gerald R. Hendricks & Company, P.C. to the Securities and Exchange Commission dated September 17, 2003

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                              ELINEAR, INC.




                              By:  /s/ Carl Chase
                                   -------------------------------------------
                                    Carl Chase,
                                    Director


DATE: September 22, 2003

                                  Exhibit Index
                                  -------------

     Exhibit Number     Exhibit Description
     --------------     -------------------

     16.1 Letter from Gerald R. Hendricks & Company, P.C. to the Securities and Exchange Commission dated September 17, 2003